UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number  811-21399

The Aegis Funds

(Exact name of Registrant as specified in charter)

1100 N. Glebe Road, Suite 1040, Arlington, VA  22201

(Address of principal executive offices) (Zip code)

Scott L. Barbee, 1100 N. Glebe Road., Suite 1040, Arlington, VA  22201

(Name and address of agent for service)

Registrant's telephone number, including area code: (703) 528-7788

Date of fiscal year end:   12/31

Date of reporting period:  12/31/09

Item 1.        Reports to Stockholders

Annual Report
December 31, 2009

ANNUAL REPORT DECEMBER 31, 2009

Shareholders’ Letter

February 17, 2010
To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Annual Report for the annual period ended December 31, 2009.  We would like to welcome any new shareholders to the Fund.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our high yield bond market commentary and the Fund’s performance record.  We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers.  The Fund’s long-term investment strategy is based on its total return objective.  We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions.  We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the facts.  The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market.  Our goal is to maximize risk-adjusted long-term total return.

For the annual period ended December 31, 2009, the Fund posted a total return of 63.85%, versus a total return of 58.21% for its benchmark, the Barclays Capital High Yield Index.  From inception at January 1, 2004 through period end, the Fund’s annualized total return was 7.80%, versus 7.23% for the Barclays Capital High Yield Index.

The weighted average maturity of the Fund portfolio at December 31st was approximately 4.6 years.  The duration of the Fund portfolio was 3.0 years, compared to 4.3 years for the Barclays Capital High Yield Index.  Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates.  Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

The Fund’s net asset value at December 31st was $10.19 per share, versus $6.78 at the beginning of the year.  Income distribution totaling 72 cents per share were paid during the annual period.  At December 31st, the Fund’s SEC 30-day annualized yield to maturity was 7.9%.

During 2009, high yield bond prices rallied and high yield spreads compressed.  As of this writing, high yield bond spreads (as measured by the Yield-to-Worst of the Barclays Capital High Yield Very Liquid Index over 10-year treasuries) are at 630 basis points.  This is down considerably from 1,650 basis points at the start of the year, but still above the 525 basis point 15-year average.  This level is reflective of a market where demand and supply for high-yield bonds is more in balance.  However, it is noteworthy that the current spread is based off of treasury yields that are at the lower end of historical norms.  We are cognizant of the risk of rising interest rates and have made efforts to position the portfolio accordingly, favoring bonds with shorter effective durations.

Shareholders’ Letter ’ (continued)

While attractive risk/reward opportunities in the high-yield market are less plentiful than at the beginning of 2009, we believe select opportunities still exist, especially in the smaller issues.  The Fund made significant investments during the period in REIT and energy bonds and to a lesser extent, Canadian dollar denominated debentures of tangible asset companies, which so far have performed well.  The fund continues to seek out investments in debt that is favorably situated in the capital structure of companies experiencing improving business and balance sheet fundamentals.

A more in-depth review of the Fund’s performance, outlook, and general market commentary can be found in the Fourth Quarter Quarter 2009 Manager’s Letter.  For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegishighyieldfund.com or by calling us at 800-528-3780.  However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet.

Finally, as we have noted in the past, Aegis Financial employees and our families continue to hold significant personal investments in the Fund, totaling over $1 million.  We thank you for continuing to invest with us.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

* Aegis High Yield Fund’s one-year, three-year, five-year and since inception (1/1/2004) average annual returns for the period ending December 31, 2009 are 63.85%, 7.29%, 8.60%, and 7.80% respectively.  Returns include reinvestment of dividends and capital gains.  Barclays Capital High Yield Index one-year, three-year, five-year and since inception average annual returns for the period ending December 31, 2009  are 58.21%, 5.97%, 6.46%, and 7.23%.  All historical performance returns shown in this shareholders’ letter for the Aegis High Yield Fund are pre-tax returns.  This report does not constitute an offer or solicitation of any transaction in any securities.  The Aegis High Yield Fund is offered by prospectus only.

Investors are advised to consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis High Yield Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegishighyieldfund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

ANNUAL REPORT DECEMBER 31, 2009

About Your Fund’s Expenses
December 31, 2009
(Unaudited)

Important Note:
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.   This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, July 1, 2009 – December 31, 2009.

Actual Expense

The table below provides information about actual account values and actual expenses.

	Actual			Hypothetical (5% annual return before expenses)
Fund	Beginning Account Value (07/01/2009)	Ending Account Value (12/31/2009) 1	Expense Paid During Period 2	Ending Account Value (12/31/2009)	Expenses Paid During Period 2
Aegis High Yield Fund	$1,000.00	$1,261.60	$6.84	$1,019.00	$6.11

(1)
The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 to December 31, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.  The actual cumulative return at net asset value for the period July 1, 2009 to December 31, 2009 was 26.16%.

(2)
Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 07/01/2009 and 12/31/2009).

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purpose

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key Statistic

Results of a $10,000 Investment

Average Annual Total Returns (As of December 31, 2009)

	Aegis High Yield	Barclays Capital HY Index*
Trailing 1 Year	63.85%	58.21%
Trailing 3 Year	7.29%	5.97%
Trailing 5 Year	8.60%	6.46%
Since inception (January 1, 2004)	7.80%	7.23%

Returns on both Aegis High Yield Fund and Barclays Capital High Yield Index* assume reinvestment of all dividends and distributions.  Fund returns are after all expenses.  Past performance is not predictive of future results.  The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.  As of December 31, 2008 gross expenses for the fund were 3.24%.

*	Barclays Capital is now in control of the former Lehman Indices. Lehman High Yield Index has been renamed as Barclays Capital High Yield Index and all past performace data for this index remains the same.

ANNUAL REPORT DECEMBER 31, 2009

Portfolio Characteristics
December 31, 2009
(Unaudited)

Industry Breakdown
		% of the
		Fund’s Net
		Assets
Corporate Bonds		74.1%
Aerospace/Defense	1.7%
Apparel	0.3%
Auto Parts & Equipment	4.5%
Coal	5.4%
Commercial Services	1.1%
Computers	1.8%
Diversified Financial Services	0.1%
Electric	1.4%
Entertainment	1.1%
Food	0.4%
Healthcare Services	0.5%
Home Builders	2.6%
Lodging	1.2%
Media	6.5%
Miscellaneous Manufacturing	6.7%
Oil & Gas	24.7%
Real Estate Investment Trusts	7.3%
Retail	0.0%
Transportation	5.6%
Trucking & Leasing	1.2%
Mutual Funds		3.6%
Preferred Stocks		11.6%
Insurance	5.2%
Real Estate Investment Trusts	6.4%
Short-Term Investments		8.8%
Other Assets and Liabilities		1.9%
Total Net Assets		100.0%
Credit Quality - % of Corporate Bonds
BBB or higher		1.7%
BB		2.9%
B		43.2%
CCC or other		52.2%
Total		100.0%

Maturity (Or Most Likely Call) - % of Corporate Bonds
1-3 years		19.6%
4-6 years		62.1%
7-10 years		9.5%
More than 10 years		8.8%
Total		100.0%

Schedule of Portfolio Investment
December 31, 2009

	Principal Amount	Value
Corporate Bonds - 74.1%
Aerospace/Defense - 1.7%
GenCorp, Inc., Company Guarantee, 9.50%, 8/15/2013	$311,000	$313,332

Apparel - 0.3%
Unifi, Inc., Sr. Sec. Notes, 11.50%, 5/15/2014	48,000	47,100

Auto Parts & Equipment - 4.5%
Exide Technologies, Sr. Sec., 10.50%, 3/15/2013	800,000	814,000

Coal - 5.4%
International Coal Group, Inc., Company Guarantee, 10.25%, 7/15/2014	1,000,000	966,250

Commercial Services - 1.1%
Great Lakes Dredge & Dock Corp., Sr. Subord. Notes, 7.75%, 12/15/2013	100,000	100,000
H&E Equipment Services, Inc., Sr. Notes, 8.375%, 7/15/2016	100,000	100,625

		200,625

Computers - 1.8%
Sungard Data Systems, Inc., Company Guarantee, 10.25%, 8/15/2015	200,000	214,000
Unisys Corp., Sr. Sec., 12.75%, 10/15/2014(1)	54,000	62,640
Unisys Corp., Sr. Sec., 14.25%, 9/15/2015(1)	45,000	52,650
		329,290

Diversified Financial Services - 0.1%
Thornburg Mortgage, Inc., Sr. Unsec. Notes, 8.00%, 5/15/2013(2)	250,000	17,813

Electric - 1.4%
RRI Energy, Inc., Sr. Unsec., 7.625%, 6/15/2014	250,000	248,750

Entertainment - 1.1%
Mohegan Tribal Gaming Authority, Sr. Unsec. Notes, 6.125%, 2/15/2013	250,000	201,563

Food - 0.4%
B&G Foods, Inc., Company Guarantee, 12.00%, 10/30/2016	22,175	70,406

See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2009

Schedule of Portfolio Investment – (continued)
December 31, 2009

	Principal Amount	Value
Corporate Bonds – (continued)
Healthcare Services - 0.5%
Columbia/HCA, Inc., Debentures, 7.19%, 11/15/2015	$100,000	$93,250

Home Builders - 2.6%
Beazer Homes USA, Inc., Sr. Notes, 8.375%, 4/15/2012	250,000	236,250
M/I Homes, Inc., Company Guarantee, 6.875%, 4/1/2012	70,000	66,325
Meritage Homes Corp., Company Guarantee, 7.00%, 5/1/2014	175,000	168,000
WCI Communities, Inc., Company Guarantee, 9.125%, 5/1/2012(2)	200,000	3,000
		473,575

Lodging - 1.2%
MGM Mirage, Inc., Sr. Notes, 6.75%, 4/1/2013	250,000	216,875

Media - 6.5%
Fisher Communications, Inc., Company Guarantee, 8.625%, 9/15/2014	1,000,000	963,750
Hearst-Argyle Television, Inc., Sr. Unsec., 7.00%, 1/15/2018	265,000	215,326
Young Broadcasting, Inc., Sr. Subord. Notes, 10.00%, 3/1/2011(2)	235,000	822
		1,179,898

Miscellaneous Manufacturing - 6.7%
Arctic Glacier Income, Sub Debentures, 6.50%, 7/31/2011(3)	886,000	798,406
Polypore, Inc., Sr. Subord. Notes, 8.75%, 5/15/2012	325,000	325,000
Reddy Ice Holdings, Inc., Sr. Discount Notes, 10.50%, 11/1/2012	98,000	91,630
		1,215,036

Oil & Gas - 24.7%
Brigham Exploration Co., Sr. Notes, 9.625%, 5/1/2014	535,000	536,337

See Notes to Financial Statements.

Schedule of Portfolio Investment – (continued)
December 31, 2009

	Principal Amount	Value
Corporate Bonds – (continued)
Oil & Gas – (continued)
Clayton Williams Energy, Inc., Company Guarantee, 7.75%, 8/1/2013	$813,000	$719,505
Energy XXI Gulf Coast, Inc., Company Guarantee, 10.00%, 6/15/2013	1,000,000	930,000
McMoRan Exploration Co., Company Guarantee, 11.875%, 11/15/2014	500,000	515,000
Sabine Pass LNG, L.P., Sr. Sec., 7.50%, 11/30/2016	860,000	720,250
Toreador Resources Corp., Sr. Unsec., 5.00%, 10/1/2025	750,000	720,000
Western Refining, Inc., Sr. Unsec., 5.75%, 6/15/2014	400,000	318,500
		4,459,592
Real Estate Investment Trusts - 7.3%
Brandywine Operating Partnership LP, Company Guarantee, 3.875%, 10/15/2026	225,000	221,906
Huntingdon Real Estate Investment Trust, Sub Debentures, 7.50%, 3/31/2012(1)(3)	553,000	487,910
InterRent Real Estate Investment Trust, Subord., 7.00%, 1/31/2013(3)	238,000	204,311
Reckson Operating Partnership LP, Sr. Unsec. Notes, 6.00%, 3/31/2016	200,000	171,428
SL Green Realty Corp., Sr. Unsec. Notes, 3.00%, 3/30/2027(1)	250,000	230,938
		1,316,493
Retail - 0.0%
Finlay Fine Jewelry Corp., Sr. Notes, 8.375%, 6/1/2012(2)	100,000	2,500

See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2009

Schedule of Portfolio Investment – (continued)
December 31, 2009

	Shares or Principal Amount	Value
Corporate Bonds – (continued)
Transportation - 5.6%
Horizon Lines, Inc., Sr. Unsec., 4.25%, 8/15/2012	$750,000	$613,125
Ship Finance Intl. Ltd., Sr. Notes, 8.50%, 12/15/2013	424,000	402,270
		1,015,395
Trucking & Leasing - 1.2%
Greenbrier Companies, Inc., Sr. Notes, 8.375%, 5/15/2015	250,000	207,812
Total Corporate Bonds
(Cost $12,950,350)		13,389,555
Mutual Funds - 3.6%
BlackRock Floating Rate Income Strategies Fund II, Inc.	19,008	260,980
BlackRock High Income Shares	206,388	390,073
Total Mutual Funds
(Cost $479,717)		651,053
Preferred Stocks - 11.6%
Insurance - 5.2%
PMA Capital Corp.	102,450	950,736
Real Estate Investment Trusts - 6.4%
Anworth Mortgage Asset Corp.	22,400	510,384
HRPT Properties Trust, Series B	2,800	68,320
HRPT Properties Trust, Series D	31,900	571,010
		1,149,714
Total Preferred Stocks
(Cost $1,769,920)		2,100,450

See Notes to Financial Statements.

Schedule of Portfolio Investment – (continued)
December 31, 2009

Principal Amount		Value
Short-Term Investments - 8.8%
UMB Bank Money Market Fiduciary, 0.030%(4)	$1,585,827	$1,585,827
Total Short-Term Investments
(Cost $1,585,827)		1,585,827
Total Investments - 98.1%
(Cost $16,785,814)		17,726,885
Other Assets and Liabilities - 1.9%		337,345

Net Assets -100.0%		$18,064,230

(1)
144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(2)	Non-income producing security due to default or bankruptcy.
(3)	Foreign security denominated in U.S. Dollars and convertible eligible.
(4)	Variable rate security; the rate shown is the 7-day effective yield as of December 31, 2009.

See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2009

Statement of Assets and Liabilities
December 31, 2009

Assets
Investments at value (amortized cost $16,785,814)	$17,726,885
Receivable for investments sold	54,867
Receivable for fund shares sold	56,140
Interest and dividends receivable	305,462
Prepaid assets	11,413
Total assets	18,154,767

Liabilities
Payable for investments purchased	38,900
Accrued advisory fees	9,860
Accrued trustee and chief compliance officer fees	7,823
Accrued expenses	33,954
Total liabilities	90,537

Net assets	$18,064,230

Net assets consist of:
Paid-in capital	$17,199,395
Undistributed net investment income	20,460
Accumulated net realized loss from investments	(97,070)
Net unrealized appreciation of investments and foreign currency	941,445

Net assets	$18,064,230

Net asset value, offering and redemption price per share (1,773,527 shares of beneficial interest outstanding; unlimited number of shares authorized; no par value)	$10.19

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2009

Investment Income
Dividend income	$157,589
Interest income	864,449
Total investment income	1,022,038

Expenses
Investment advisory fees	90,939
Fund servicing fees	40,000
Trustee & chief compliance officer fees	33,502
Registration fees	18,747
Audit fees	15,500
Printing and postage fees	14,834
Legal fees	9,500
Miscellaneous fees	9,099
Insurance fees	3,686
Transfer agent & custody fees	1,973
Gross expenses	237,780

Waiver of fees and reimbursement of expenses	(116,661)
Net expenses	121,119

Net investment income	900,919

Realized and unrealized gain on investments and foreign currency transactions
Net realized gain on investments and foreign currency transactions	161,629
Change in unrealized appreciation of investments and translation of assets and liabilities in foreign currencies for the year	3,710,173

Net realized and unrealized gain on investments and foreign currency transactions	3,871,802

Net increase in net assets resulting from operations	$4,772,721

See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2009

Statements of Changes in Net Assets
For the Year Ended
	December 31,
	2009	2008
Increase/(decrease) in net assets from operations
Net investment income	$900,919	$586,809
Net realized gain/(loss) on investments and foreign currency transactions	161,629	(260,765)
Change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	3,710,173	(2,170,529)
Net increase/(decrease) in net assets resulting from operations	4,772,721	(1,844,485)

Distributions
Net investment income ($0.72 and $0.77 per share, respectively)	(878,314)	(587,827)
Net realized gain from investments ($0.00 and $0.01 per share, respectively)	—	(4,023)
Total distributions	(878,314)	(591,850)

Capital share transactions*
Subscriptions	19,377,483	2,613,185
Distributions reinvested	819,526	550,315
Redemptions	(11,446,542)	(2,860,897)
Total capital share transactions	8,750,467	302,603
Net increase/(decrease) in net assets	12,644,874	(2,133,732)

Net assets at beginning of year	5,419,356	7,553,088

Net assets at end of year	$18,064,230	$5,419,356

Undistributed net investment income included in net assets at end of year	$20,460	$—

*Share information
Subscriptions	2,096,356	284,558
Distributions reinvested	93,745	65,551
Redemptions	(1,216,325)	(311,199)
Net increase in shares	973,776	38,910

 See Notes to Financial Statements.

Financial Highlights

  The table below sets forth financial data for a share of the Fund outstanding throughout each year:

	For the Years Ended December 31,
	2009	2008	2007	2006		2005
Per share data:
Net asset value - beginning of year	$6.78	$9.93	$10.69	$10.17		$10.14
Income (loss) from investment operations:
Net investment income	0.73	0.77	0.74	0.74		0.56
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	3.40	(3.14)	(0.64)	0.74		0.06	(1)
Total from investment operations	4.13	(2.37)	0.10	1.48		0.62
Less distributions declared to shareholders:
Net investment income	(0.72)	(0.77)	(0.74)	(0.76)		(0.54)
Net realized capital gain	—	(0.01)	(0.12)	(0.20)		(0.05)
Total distributions	(0.72)	(0.78)	(0.86)	(0.96)		(0.59)
Net asset value - end of year	$10.19	$6.78	$9.93	$10.69		$10.17

Total investment return	63.85%	(25.18)%	0.74%	15.13%		6.26%

Ratios (to average net assets)/supplemental data:
Expenses after reimbursement	1.20%	1.20%	1.20%	1.20	%(2)	1.20	%(2)
Expenses before reimbursement	2.35%	3.24%	3.21%	5.15%		3.91%
Net investment income	8.92%	8.64%	7.06%	7.12%		5.06%
Portfolio turnover	65%	9%	37%	58%		31%
Net assets at end of year (000's)	$18,064	$5,419	$7,553	$3,224		$2,708

(1)
The amount shown for the year ended December 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(2)	Ratio after expense reimbursement, before fees paid indirectly, is 1.20% for each year.

 See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2009

Notes to Financial Statement
December 31, 2009

1.  The Organization

Aegis High Yield Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end investment management company.  The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003.  The Fund commenced operations January 1, 2004.

The Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2.  Summary of Significant Accounting Policie

Security valuation.  Investments in securities are valued based on market quotations or on data furnished by an independent pricing service.  Short-term notes are stated at amortized cost, which is equivalent to value.  Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees.  In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available.  These factors are subject to change over time and are reviewed periodically.  The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments.  Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.  Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market.  The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels and described below:

•
Level 1 – quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Quoted prices for identical or similar assets in markets that are not active.  Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Notes to Financial Statement – (continued)
December 31, 2009

2.  Summary of Significant Accounting Policies – (continued)

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$13,389,555	$-	$13,389,555
Mutual Funds	651,053	-	-	651,053
Preferred Stocks	1,590,066	510,384	-	2,100,450
Short-Term Investments	-	1,585,827	-	1,585,827
Total	$2,241,119	$15,485,766	$-	$17,726,885

Foreign risk and currency translation.  The Fund may invest directly in foreign securities.  Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country.  These movements will affect the Fund’s share price and investment performance.  The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.  The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.  In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets.  Foreign issuers may be subject to less government supervision.  It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries.  There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

ANNUAL REPORT DECEMBER 31, 2009

Notes to Financial Statement – (continued)
December 31, 2009

2.  Summary of Significant Accounting Policies – (continued)

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Foreign currency exchange contracts are a way of managing foreign exchange rate risk. The purchase or sale of a specific foreign currency at a fixed price on a future date may be used as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the use of foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain on investments and foreign currency transactions and for the year ended December 31, 2009 was $(2,502).  The number of contracts transacted during the year ended December 31, 2009 was 23. The Fund does not hold any derivative or hedging positions as of December 31, 2009.

Federal income taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.

Notes to Financial Statement – (continued)
December 31, 2009

2.  Summary of Significant Accounting Policies – (continued)

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  Distributions of net investment income, if any, are made monthly.  Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential  recognition or disclosure through February 23, 2010, the date which these financial statements were issued.

Other.  The Fund records security transactions based on the trade date.  Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums.  The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

3.  Advisory Fees and Other Transactions with Affiliate

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation (the “Advisor”) that provides for fees to be computed at an annual rate of 0.90% of the Fund’s average daily net assets.  The Agreement shall remain in force through December 31, 2010 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of

ANNUAL REPORT DECEMBER 31, 2009

Notes to Financial Statement – (continued)
December 31, 2009

3.  Advisory Fees and Other Transactions with Affiliate – (continued)

the Board.  The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice.  The Fund and the Advisor have also entered into an expense limitation agreement that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund’s average daily net assets.  During the year ended December 31, 2009, the Advisor reimbursed the Fund $116,661.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense.  As of December 31, 2009, there was $401,265 of fees available to be recovered no later than December 31, 2012, of which $146,205, $138,399 and $116,661 are recoverable through December 31, 2010, 2011 and 2012 respectively.

Certain officers and trustees of the Fund are also officers and trustees of the Advisor.  The Fund pays each trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.  In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4.  Investment Transaction

Purchases and sales of long term investment securities (excluding short term investments) were $12,943,748 and $6,004,024, respectively, for the year ended December 31, 2009.

5.  Distributions to Shareholders and Tax Components of Net Asset

At December 31, 2009, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$16,785,814
Gross unrealized appreciation	$1,775,416
Gross unrealized depreciation	(834,345)
Unrealized appreciation on foreign currency	374
Net unrealized appreciation	$941,445

Notes to Financial Statement – (continued)
December 31, 2009

5.  Distributions to Shareholders and Tax Components of Net Asset – (continued)

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$40,055
Undistributed long-term gains	-
Tax accumulated earnings	40, 055
Accumulated capital and other losses	$(116,665)
Unrealized appreciation on investments and foreign currency	941,445
Total accumulated earnings	$864,835

At December 31, 2009, the Fund had net realized capital losses from transactions between November 1, 2009 and December 31, 2009 of $116,665 which for tax purposes are deferred and will be recognized in the year 2010.

During the year ended December 31, 2009, the Fund utilized $260,309 of capital loss carryforwards.

The tax components of dividends paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from ordinary income	$878,314	$591,850
Distributions paid from long-term capital gains	-	-
Total Distributions	$878,314	$591,850

As of December 31, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.  The Fund’s Federal tax returns filed in the three-year period ended December 31, 2009 remain subject to examination by the Internal Revenue Service.

ANNUAL REPORT DECEMBER 31, 2009

Notes to Financial Statement – (continued)
December 31, 2009

6.  New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Aegis High Yield Fund and Board of Trustees of The Aegis Fund

We have audited the accompanying statement of assets and liabilities of Aegis High Yield Fund, a series of shares of beneficial interest of The Aegis Funds, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis High Yield Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 23, 2010

ANNUAL REPORT DECEMBER 31, 2009

Trustees and Officer
(Unaudited)

Business Experience and Trusteeships
Name, Age, and Address	Position	During the Past 5 Years

Scott L. Barbee* (38) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	President, Trustee
Treasurer and Managing Director of Aegis Financial Corporation since 1997; Secretary of Aegis Financial Corporation since 2007; Treasurer and Director of the Aegis Value Fund since 2003; Treasurer and Trustee of the Fund since 1997; Secretary of each Fund since 2006;President of Aegis Financial Corporation, Aegis Value Fund, and the Fund since 2009.

David A. Giannini (56) 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Trustee
Institutional equity sales and research with Scarsdale Equities since 2006; Institutional equity sales and research with Sanders Morris Harris, 1997-2006; Director of the Aegis Value Fund since 2006; Trustee of the Fund since 2006.

Eskander Matta (39) 50 Beale Street San Francisco, CA 94105	Trustee
Vice President of eBusiness, Blue Shield of California since 2008; Senior Vice President of Internet Services Group, Wells Fargo & Co., 2002-2008; Director of the Aegis Value Fund since 1997; Trustee of the Fund since 2003.

V. Scott Soler (40) 1401 McKinney Street Suite 2700 Houston, Texas 77010	Trustee
Managing Director of Quantum Energy Partners since 2006; Research Analyst and Managing Director of Morgan Stanley 1996-2006. Director of the Aegis Value Fund since 2007; Trustee of the Fund since 2007.

*	Indicates persons who are affiliated with Aegis Financial Corporation, the Fund's investment advisor, Section (2)(a).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780.  Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available upon request, without charge, by calling 800-528-3780.  The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethic

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer.  A copy of this code is available, without charge, by calling the Fund toll-free phone number, 800-528-3780.

Fund Holding

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 19, 2009, the Board considered and approved the advisory agreement between the Fund and AFC (the “Advisory Agreement”).  The Board based its approval of the Agreement on its review of information provided by AFC.  Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC.  The Board did not identify any particular aspect of the Section 15(c) Information that was all-important or controlling, and evaluated all information available to it.  The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the Agreement should be approved.  In approving the Agreement, the Board, including the Independent Trustees, considered and made the following conclusions with respect to the following relevant factors.

ANNUAL REPORT DECEMBER 31, 2009

Other Information – (continued)
(Unaudited)

A.  Nature, Extent and Quality of Services Provided by AFC

The Board reviewed the scope of services provided by AFC.  The Board concluded that it continues to be satisfied with the quality and value of the investment advisory services provided to the Fund.  The Board concluded that it continues to have confidence in the management style and discipline followed by AFC.

The Board considered the nature and quality of services provided by or overseen by AFC on behalf of the Fund.  The Board evaluated the compliance procedures of AFC, including its trade allocation and brokerage allocation procedures, and the internal control systems of AFC.  The Board also considered AFC’s resources, including its in-house research capabilities, and future plans for the Fund.  On the basis of these factors, the Board determined that the nature and quality of the services provided by or overseen by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund and concluded that the range and quality of services provided by AFC to the Fund were appropriate and were expected to continue under the Agreement.

B.  The Investment Performance of the Fund and AFC

In connection with its review, the Board reviewed statistical information prepared by AFC, some of which was derived from information made available publicly on Morningstar.com (an independent research service) and some of which was derived from information provided by the Fund’s administrator, regarding the performance of the Fund for recent quarterly, one-year, three-year and five-year periods ended September 30, 2009, as applicable, and a comparison of the Fund’s performance to that of other funds registered under the 1940 Act.  The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information.

The Board noted that during the most recent 9-month period ended September 30, 2009, the Fund returned 54.44%, outperforming the return of its benchmark index, the Barclays Capital High Yield Index, which returned 48.98% during same period.  For the one-year, three-year and five-year periods ended September 30, 2009, the Fund returned a 24.73%, 7.09% and 7.91% average annual total return, compared to 22.34%, 5.31% and 6.13% for the Barclays Capital High Yield Index. Since inception on January 1, 2004 through September 30, 2009, the Fund has a 7.05% average annual total return versus 6.43% for the Barclays Capital High Yield Index.

In addition, the Board noted that the Aegis High Yield Fund outperformed its benchmark on a trailing 9-month and trailing 1-year basis.  Performance was driven primarily by superior results in Q2 and Q3 of 2009.  These results were driven mainly by superior securities selection during the market trough in Q1 2009 and into Q2 2009, including timely purchases of real estate sector bonds.  Also, relative performance in 2009 may have

Other Information – (continued)
(Unaudited)

been slightly aided by the shorter effective duration of the Fund.  The Fund’s performance is very competitive with other alternatives in similar investment strategies.  The Board concluded that the Fund’s performance was satisfactory.

C.  AFC Profitability

The Board reviewed AFC’s profitability estimates.  The Board considered representations made by AFC with respect to (i) the profitability of managing the Fund to the Advisor, (ii) expenses reimbursed by the Advisor under the Fund’s expense limitation agreement, and (iii) other benefits that might accrue to AFC as a result of its relationship with the Fund.  Those benefits include the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients.  The Board determined that these factors would not prevent the Board from approving the continuation of the advisory agreement.

D.  Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund’s asset levels.  The Board considered economies of scale and whether existing fees might require adjustment.  During calendar 2009, assets of the Fund inceased from $6.8 million to $13.7 million.  The Board considered that AFC did not realize any economies of scale during 2009, and that the Fund would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund’s total annual expense ratio (after taking into account the expense limitation agreement) was comparable to the average expense ratio of the Fund’s peers included in the statistical information prepared by AFC, some of which was derived from information made available publicly on Morningstar.com and some of which was derived from information provided by the Fund’s administrator.

E.  Comparisons of the Services to be Rendered and Fee Amount

The Board reviewed the fees paid to AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisors to similarly-situated funds offering similar services.  In evaluating the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund.

The Board did not compare the fees paid to AFC by the Fund against the fees paid to AFC by its other non-investment company advisory clients because of the significant differences between the investment objectives and contractual and regulatory requirements applicable to the Fund and the other clients.

ANNUAL REPORT DECEMBER 31, 2009

Other Information – (continued)
(Unaudited)

The Board noted that the Fund paid an advisory fee of 0.90% of net assets during 2009.  Other fund expenses were capped at 0.30%, for a total expense ratio of 1.20%.  The Fund’s actual expenses for six months ending June 30, 2009 were approximately 3.22%, and for 2008 were 3.26% of net assets, with the excess being absorbed by AFC.According to a search of high yield bond funds on Morningstar.com, the peer group median gross expense ratio of the 554 high yield bond funds currently tracked by Morningstar is 1.21%.  The peer group median net expense ratio of the 554 high yield bond funds is 1.10%.  And the median management fee percentage of the 590 high yield bond funds currently tracked by Morningstar is 0.60%, with the median size of the funds being $552.6 million.

The Board concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable in light of the expense ratios of other similarly situated funds.

This Page Intentionally Left Blank

c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI  53201-2175
Phone:  (800) 528-3780
www.aegisfunds.com

Board of Trustee
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officer
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
 Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201-4798

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri  64106

Independent Registered
Public Accounting Firm
BBD, LLP
1835 Market St., 26th Floor
Philadelphia, Pennsylvania  19103

Counsel
Seward & Kissel LLP
1200 G Street, N.W., Suite 350
Washington, D.C.  20005

Item 2.	Code of Ethics

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.	Audit Committee Financial Expert

(a)(1) The Registrant s Board of Trustees has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.

Item 4.	Principal Accountant Fees and Services

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,000 in 2009 and $13,500 in 2008.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 in 2009 and $2,000 in 2008.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs Bunting & Dougherty, LLP must be pre-approved by the audit committee. All services performed during 2008 and 2009 were pre-approved by the committee.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f) The percentage of hours expended on the principal accountant s engagement to audit the registrant s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant s full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant s accountant for services rendered to the registrant, and rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was NONE in 2009 and NONE in 2008.

(h) The registrant s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed March 6, 2008.

(a)(2) Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:           March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:           March 2, 2010

By:	/s/ Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date:           March 2, 2010